                      FINANCIAL ADVISORY SERVICES AGREEMENT

This agreement ("Agreement"), dated as of _______ __, 2006, is entered into by and among VECTOR INTERSECT SECURITY ACQUISITION CORP. ("Vector"), a Delaware
corporation, and RODMAN & RENSHAW LLC ("Rodman"), a ________ limited liability company. Pursuant to this Agreement, Vector hereby engages Rodman as a financial advisor in connection with a business combination (an "M&A") between Vector and a target company (i) whose business is focused on the homeland security, national security and/or command and control industries (ii) which qualifies under the financial, and all other, conditions for a potential acquisition target company as set forth in Vector's registration statement on Form S-1 (as amended from time to time) filed with the Securities and Exchange Commission and
(iii) is acceptable to the Company, in its sole discretion (a "Qualified
Company").

1.   SCOPE OF SERVICES OF RODMAN

As Vector's financial advisor, Rodman shall set up an ad hoc team to work on locating a Qualified Company and shall keep Vector apprised of relevant developments. Rodman shall provide the following services to Vector:

     (a)  Agent Service: Based on Vector's business objectives and qualification requirements, Rodman shall use its resources to identify Qualified
          Companies as M&A candidates for Vector to review.

     (b)  Mediation Service: At Vector's request, Rodman shall introduce selected Qualified Companies and their principals to Vector as potential M&A candidates, and coordinate initial business meetings between Vector and the representatives of the Qualified Company. To avoid potential conflicts and assist the parties in maintaining accurate records, each Qualified Company introduced to Vector by
          Rodman shall be listed on Schedule I hereto and shall be initialed by each party hereto to formally acknowledge such introduction. Schedule
          I shall serve as conclusive evidence that an introduction was made by
          Rodman pursuant to the terms of this Agreement, and Rodman shall not be eligible for a Fee (as defined below) upon Vector closing an M&A transaction with a Qualified Company if such Qualified Company is not listed on Schedule I hereto and initialed by each party.

2.   TERMS OF ENGAGEMENT

     (a)  Both Parties agree that each Party shall bear its own costs and expenses associated with or related to this business engagement, including, but not limited to, travel and living expenses of any site visits and business meetings.

     (b)  Subject to Section 2(a) and (c), Vector shall pay Rodman or its designee a fee (the "Fee") in an amount equal to 3.00% of the fair market value of the Qualified Company on the day the M&A transaction closes. At Vector's option, Vector may pay the Fee in cash and/or shares of Vector's restricted common stock. Cash payments by Vector shall be in immediately available funds payable at the closing of the
          M&A transaction and may be in the form of a either certified check or wire transfer to an account identified by Rodman.

     (c)  Rodman acknowledges and understands that its services hereunder are non-exclusive and that Vector has no obligation to accept an introduction of any Qualified Company by Rodman. Rodman acknowledges and understands that the decision to enter into an M&A transaction shall be made solely by Vector.

3.   NON CIRCUMVENTION

Subject to the other terms and conditions of this Agreement, Vector agrees that
Rodman will be eligible to receive the Fee for introductions made by Rodman to
Vector which are confirmed on Schedule I attached hereto for a period of twenty-four (24) months from the date of this Agreement. Vector will advise
Rodman of its business dealings with any Qualified Company introduced by Rodman to Vector.

4.   CONFIDENTIALITY

Rodman shall keep confidential business information provided by Vector and shall not disclose such confidential information to any third party unless otherwise required by any law, rule or regulation or court order or with the consent of
Vector. Vector shall keep confidential business information provided by Rodman and shall not disclose such confidential information to any third party unless otherwise required by any law, rule or regulation or court order or with the consent of Rodman.

5.   TERM OF THE AGREEMENT AND OF ENGAGEMENT

This Agreement, except for Section 3 hereof, shall have the term of twenty-four
(24) months from the date of this Agreement, unless extended in writing and signed by both parties hereto.

6.   GOVERNING LAW AND DISPUTE RESOLUTION

     (a)  This agreement has been executed and delivered in the State of New
          York and shall be governed by the laws of such state, without giving effect to the conflicts of laws rules thereunder. Any dispute arising from this Agreement or its implementation shall be resolved first through discussions and negotiations between the parties. Any dispute that is not resolved through such discussions and negotiations shall subject to the exclusive jurisdiction of the federal and state courts located within the

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          County of New York in the State of New York, and the parties hereby consent to the jurisdiction of such courts.

     (b)  This Agreement sets forth the entire understanding between the parties and cannot be modified, changed or cancelled except by an instrument signed by the party sought to be bound.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Vector Intersect Security Acquisition Corp.  Rodman & Renshaw, LLC:

Signature:______________________             Signature:_________________________

Name:___________________________             Name:______________________________

Title:__________________________             Title:_____________________________

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                                   SCHEDULE I

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NAME OF QUALIFIED COMPANY  VECTOR  (PRINT  FULL  NAME  RODMAN  (PRINT  FULL
                           AND THEN PLEASE INITIAL)    NAME AND THEN PLEASE
                                                       INITIAL)
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